Other operating income/(expenses) (Tables)	12 Months Ended
Dec. 31, 2019
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Summary of Other Operating Income/(Expenses)

Million US dollar	2019	2018 restated	2017 restated
Government grants	280	317	404
License income	30	45	65
Net (additions to)/reversals of provisions	(10)	(11)	(4)
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale	172	80	140
Net rental and other operating income	402	374	341
Other operating income/(expenses)	875	805	946